UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 14, 2005

                            DATASCENSION INC.
              (Exact name of Registrant as specified in charter)


           Nevada                      0-29087           87-0374623
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)

     145 S. State College  Blvd, Suite 350, Brea CA                   92821
        (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code:   714-482-9750

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 8. OTHER EVENTS

Item 8.01 - Other Events

On April 14, 2005, Datascension, Inc ("DESN") issued a news release announcing the filing of the Annual 10KSB Report for 2004, a copy of which is attached as
Exhibit 99.1 hereto and incorporated herein by this reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits.

(a)  Financial Statement of business acquired.

        None

(b)  Pro forma financial information.

        None

(c)  Exhibits

        99.1  Press release of Datascension, Inc dated April 14, 2005.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 14, 2005

                              DATASCENSION INC.


                              By:
                              /s/ D. Scott Kincer
                              -------------------
                              D. Scott Kincer, President


                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1           Press release of Datascension, Inc dated April 14, 2005.